-------------------------------------------
COLONIAL OHIO TAX-EXEMPT FUND ANNUAL REPORT
-------------------------------------------

JANUARY 31, 2000

[graphic omitted]

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

Amid the pressure of rising interest rates, virtually all bonds -- including municipal securities -- posted significant losses for the 12-month period ended January 31, 2000. This was due to the U.S. economy growing better than expected and foreign economies rebounding throughout most of 1999. Both of these occurrences stirred up inflationary fears, which prompted bond yields to move higher. As bond yields rose, bond prices declined. In response to this environment, the Federal Reserve implemented three interest-rate hikes, the first of which was in June, to slow the economy and to address growing fears of inflation.

A combination of stronger demand and reduced supply helped municipals lose less value than their Treasury counterparts during the year. Investors were lured back to the municipal market after a hiatus to capture the attractive higher yields. Meanwhile, the supply of municipal bonds dwindled as issuers reduced their refinancing activity in response to rising interest rates. Under these circumstances, municipal bond investors were provided with an attractive tax-exempt yield relative to their taxable counterparts.

These challenging bond market conditions were reflected in the Fund's negative one-year total return. It's important to remember to focus on long-term performance since it is a more accurate indicator of investment potential.

The Portfolio Manager's Report on the following pages will provide you with more specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Colonial Ohio Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

    Sincerely,

/s/ Stephen E. Gibson

    Stephen E. Gibson

    President

    March 10, 2000

Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

--------------------------------------------------------------------------------
HIGHLIGHTS
--------------------------------------------------------------------------------

o FEDERAL RESERVE BOARD RAISED RATES TO SLOW THE ECONOMY.

In June of 1999, the Federal Reserve Board made its first of three interest-rate hikes in an attempt to slow a fast-growing economy and keep inflation under control. Despite this anti-inflationary effort, the first interest rate hike did little to slow the economy, which resulted in the Federal Reserve Board raising rates again in August and November. As interest rates increased, the yields on bonds increased, causing their prices to decline -- since bond prices and interest rates move in opposite directions.

o MUNICIPALS HELD UP BETTER THAN TREASURYS AMID RISING RATES.

Compared to their U.S. Treasury counterparts, municipal bonds provided a historically generous yield during this challenging period in the bond market. Rising bond yields attracted more investors while supply diminished, which provided municipals with a measure of insulation from rising interest rates.

o SHORT-TERM OBLIGATIONS OUTPERFORMED LONG-TERM ISSUES AS INTEREST RATES ROSE.

Securities such as short-term municipal notes outperformed long-term issues later in the period. This was expected as bonds with shorter maturities and issues of higher quality are less sensitive to rising interest rates.


                    MUNICIPAL VS. TREASURY BOND PERFORMANCE
                               1/31/99 - 1/31/00

                         Lehman Brothers           Salomon 30-Year
                           Municipal                  Treasury
                           Bond Index                  Index
                           ----------                  -----
1/99                        0.00%                       0.00%
1/00                       (3.63)%                    (15.00)%

Performance of municipal bonds is illustrated by the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index that tracks the performance of the municipal bond market. Performance of the 30-year Treasury bond is illustrated by the Salomon 30-Year Treasury Bond Index, a broad-based, unmanaged index that tracks the performance of the 30-Year-on-the-run Treasury market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

NET ASSET VALUE PER SHARE
AS OF 1/31/00

Class A           $6.79
------------------------
Class B           $6.79
------------------------
Class C           $6.79
------------------------

DISTRIBUTIONS DECLARED FROM
2/1/99 TO 1/31/00

Class A           $0.338
------------------------
Class B           $0.284
------------------------
Class C           $0.305
------------------------

A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

SEC YIELDS ON 1/31/00

Class A           4.58%
------------------------
Class B           4.04%
------------------------
Class C           4.35%
------------------------

The 30-day SEC yield reflects the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 4.04% for Class C shares.

TAXABLE-EQUIVALENT SEC
YIELDS ON 1/31/00

Class A           8.17%
------------------------
Class B           7.21%
------------------------
Class C           7.76%
------------------------

Taxable-equivalent SEC yields are based on the combined maximum effective 43.95% federal and state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occur when Adjusted Gross Income exceeds certain levels.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

QUALITY BREAKDOWN AS OF 1/31/00

AAA                         54.1%
---------------------------------

AA                          14.2%
---------------------------------

A                           9.6%
---------------------------------

BBB                         12.2%
---------------------------------

BB                          2.0%
---------------------------------

Non-rated                   4.9%
---------------------------------

Cash equivalents            3.0%
---------------------------------

Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdowns represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality breakdowns in the future.

BOUGHT/SOLD
-------------------------------------------------------------------------------

Education revenue bonds were offering more value during the period. We sold Middleburgh Heights of Ohio bonds to purchase University of Akron bonds (1.3% of net assets). We did this as part of our tax-swapping strategy, taking advantage of higher-yielding investments.


PERFORMANCE REFLECTED WEAK BOND MARKET

Difficult conditions in the fixed income market led to much of the Fund's decline. For the 12-month period ended January 31, 2000, the Ohio Tax-Exempt Fund's Class A shares generated a return of negative 6.96% without sales charge. The Fund's longer-duration positioning also deterred performance as interest rates increased. In addition, one of the Fund's holdings dragged performance significantly during the middle of the year. We held Joy Technologies bonds, a mining equipment manufacturer. The bonds were negatively affected by the bankruptcy filing of parent company, Harnischfeger Industries. We sold our Joy Technologies bonds during the period, and the Fund's performance has improved in the months since.

FUND ADOPTED TAX-SWAPPING STRATEGY IN RESPONSE TO MARKET CONDITIONS
We found that the higher interest rate environment and weak bond market offered an attractive opportunity to make tax-swapping trades. We sold bonds purchased during a lower interest-rate environment that were trading at a loss, and used the proceeds to buy higher-yielding bonds. This strategy boosted the Fund's tax-efficiency and SEC yield, and gave us the opportunity to offset future capital gains in the portfolio. We also shortened the Fund's duration throughout the year in anticipation of a higher interest-rate environment. We reduced holdings in bonds with 25-30 year maturities and invested in shorter duration bonds where we found more value. We reduced the portfolio's AAA-rated holdings and shifted some assets to slightly lower quality A- and BBB-rated holdings.

STRENGTH ABOUNDS IN THE GENERAL OBLIGATION SECTOR
General obligation bonds, or those backed by property taxes, performed better this year than bonds backed by a revenue stream. General obligation bond holdings returned strong performance for the Fund and we subsequently sold some of our positions after they reached rich levels. We diverted assets into education revenue bonds that were offering higher yields with a small increase in risk.

ECONOMIC EXPANSION REMAINS MODERATE IN OHIO
Although it lags the national average, Ohio's economic expansion continues to be moderate. An increase in economic diversity has helped shift the state's focus from a heavy reliance on manufacturing to include other sectors such as service and technology. However, jobs in these industries have not helped the expansion, since they are low paying. Economic growth is expected to slow as high state taxes and an insufficient labor market discourage businesses from relocating to the state.

AN OUTLOOK FOR IMPROVEMENT
On a positive note, sound financial management, budget surpluses and strong manufacturing activity with increased production levels, should all work well to support the Ohio bond market in the coming year.

We believe that a slowdown in economic growth resulting from an increase in short-term rates by the Federal Reserve Board will bode well for the fixed-income markets in the near future. In anticipation of this, we sold some of the Fund's current-coupon callable bonds and continue to buy non-callable and discount bonds we believe may perform better when rates decline.

/s/ Joanne Costopoulos

JOANNE COSTOPOULOS is portfolio manager of Colonial Ohio Tax-Exempt Fund and is a senior vice president of Colonial Management Associates, Inc.

Effective August 20, 1999, the Board of Trustees approved an increase in the internal limit that the Fund's Advisor has set regarding investment in inverse floating rate obligations. These obligations represent interest in tax-exempt bonds and carry interest rates that vary inversely to changes in short-term interest rates. Although floating rate obligations may have greater price volatility and offer additional yield, the Fund's Advisor uses futures contracts from time to time to mitigate the additional duration. The Advisor has set a policy to invest no more than 15% of the Fund's total assets in inverse floating rate obligations.

Tax-exempt investing offers current tax-free income, but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of the issues held in the Fund. The Fund's management, including risk management specialists and credit analysts, identifies problems and opportunities and reacts quickly to market changes.

TOP FIVE SECTOR BREAKDOWNS
1/31/00 VS. 1/31/99

                                 FUNDS AS            FUNDS AS
                                OF 1/31/00          OF 1/31/99
                                ----------          ----------
LOCAL GENERAL OBLIGATIONS          30.1%               30.8%
WATER & SEWER                      12.4%               13.6%
HOSPITAL                           11.5%               13.6%
EDUCATION                          11.0%                8.4%
REFUNDED/ESCROWED                   8.0%                7.2%

Sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these sector breakdowns in the future.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000
INVESTMENT IN ALL SHARE
CLASSES FROM 1/31/90 - 1/31/00

             Without      With
             Sales        Sales
             Charge       Charge
----------------------------------
Class A      $17,949      $17,096
----------------------------------
Class B      $16,971      $16,971
----------------------------------
Class C      $17,746      $17,746
----------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES FROM 1/31/90 - 1/31/00

                Lehman Brothers         Without               With
              Municipal Bond Index   sales charge         sales charge
              --------------------   ------------         ------------
1/31/90             $10,000             $10,000             $10,000
1/31/00             $19,479             $17,949             $17,096

The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00

Share Class            A                       B                      C
Inception           9/26/86                 8/4/92                 8/1/97
-------------------------------------------------------------------------------

              Without      With       Without      With      Without      With
               Sales       Sales       Sales       Sales      Sales       Sales
              Charge      Charge      Charge      Charge     Charge      Charge
-------------------------------------------------------------------------------
 1 year      (6.96)%     (11.38)%     (7.66)%    (12.09)%    (7.38)%    (8.26)%
------------------------------------------------------------------------------
 5 years      5.14         4.12        4.35        4.02       4.90       4.90
------------------------------------------------------------------------------
 10 years     6.02         5.51        5.43        5.43       5.90       5.90
------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99

Share Class            A                       B                    C
-------------------------------------------------------------------------------
              Without      With       Without      With      Without      With
               Sales       Sales       Sales       Sales      Sales       Sales
              Charge      Charge      Charge      Charge     Charge      Charge
------------------------------------------------------------------------------
 1 year      (4.75)%      (9.27)%     (5.46)%    (10.01)%    (5.17)%    (6.08)%
------------------------------------------------------------------------------
 5 years      5.99         4.96        5.20        4.87       5.76       5.76
------------------------------------------------------------------------------
 10 years     6.04         5.53        5.46        5.46       5.93       5.93
------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for Class A shares and the maximum contingent deferred sales charges (CDSC) of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing Fund class) for periods prior to its inception date. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
January 31, 2000
(In thousands)

MUNICIPAL BONDS - 97.0%                                    PAR      VALUE
-------------------------------------------------------------------------
EDUCATION - 11.0%
EDUCATION
Commonwealth of Puerto Rico, Ana G. Mendez University
  System, Series 1999,
  5.375% 02/01/19                                       $  270    $   236
State Higher Educational Facilities Commission:
  Case Western Reserve, Series 1994:
  6.125% 10/01/15                                        1,505      1,548
  6.250% 10/01/17                                        4,340      4,500
  Ohio Dominican College, Series 1994,
  6.625% 12/01/14                                        1,500      1,519
University of Akron, Series 1999,
  5.750% 01/01/12                                        1,000      1,013
                                                                  -------
                                                                    8,816
                                                                  -------

-------------------------------------------------------------------------
HEALTHCARE - 14.2%
CONGREGATE CARE RETIREMENT - 0.5%
Hamilton County, Twin Towers Project,
  Series 1998,
  5.125% 10/01/18                                          500        412
                                                                  -------
HOSPITAL - 11.5%
Belmont County, East Ohio Regional Hospital,
  Series 1998,
  5.700% 01/01/13                                          500        418
Butler Middleton Hospital,
  4.750% 11/15/18                                        1,000        762
Cuyahoga County, W.O. Walker Center, Inc.,
  Series 1998 I,
  5.250% 01/01/13                                        1,500      1,424
Franklin County, Doctors OhioHealth Corp.,
  Series 1998 A,
  5.600% 12/01/28                                        1,000        757
Green Springs, St. Francis Health Center,
  Series 1994 A,
  7.000% 05/15/04                                          700        695
Hamilton County Children's Hospital,
  Series 1998 G,
  5.250% 05/15/10                                        1,500      1,472
Highland County Joint Township Hospital,
  Series 1999,
  6.750% 12/01/29                                          500        436
Knox Community Hospital, Series 1998,
  5.000% 06/01/12                                        1,300      1,208
Lake County Hospital Systems, Series 1998,
  5.250% 08/15/11                                        1,100      1,068
Miami County, Upper Valley Medical
  Center, Inc., Series 1996 C,
  6.000% 05/15/06                                        1,000        979
                                                                  -------
                                                                    9,219
                                                                  -------
NURSING HOMES - 2.2%
Marion County, United Church Homes, Inc.,
  Series 1993,
  6.375% 11/15/10                                          940        880
Montgomery County, Grafton Oaks Limited Partners,
  Series 1986,
  9.750% 12/01/16                                          735        698
Westerville, Health Care & Retirement Corp. of
  America, Series 1989,
  10.000% 01/01/08                                         170        171
                                                                  -------
                                                                    1,749
                                                                  -------

-------------------------------------------------------------------------
HOUSING - 3.4%
MULTI-FAMILY - 1.3%
State Capital Corp. for Housing, Series 1990 A,
  7.500% 01/01/24                                        1,000      1,025
                                                                  -------
SINGLE FAMILY - 2.1% State Housing Finance Agency:
  Series A2, IFRN (variable rate),
  8.908% 03/24/31                                          250        263
  Series 1994 B2,
  6.700% 03/01/25                                          430        436
  Series 1997 A-1,
  6.050% 09/01/17                                        1,000        990
                                                                  -------
                                                                    1,689
                                                                  -------

-------------------------------------------------------------------------
INDUSTRIAL - 2.7%
MANUFACTURING - 2.7%
Moraine, General Motors Corp., Series 1999,
  5.650% 07/01/24                                        1,000        909
State:
  Burrows Paper Corp., Series 1991 6,
  7.450% 06/01/03                                          530        555
  Sponge, Inc., Series 1989 5A,
  8.375% 06/01/14                                          645        664
                                                                  -------
                                                                    2,128
                                                                  -------

-------------------------------------------------------------------------
OTHER - 8.6%
OTHER - 0.6%
Franklin County, American Chemical Society,
  Series 1999,
  5.500% 10/01/12                                          500        487
                                                                  -------
REFUNDED/ESCROWED (a) - 8.0%
Cuyahoga County, Deaconess Hospital of Cleveland,
  Series 1985 C,
  7.450% 10/01/18                                          500        525
Delaware County, Series 1990,
  7.250% 11/01/10                                          250        261
Franklin County, Holy Cross Health
  System Corp.:
  Series 1990 B,
  7.650% 06/01/10                                          500        516
  Series 1991,
  6.750% 06/01/19                                          500        531
Greene County, Fairview Extended Care Service, Inc.,
  Series 1990 A,
  10.125% 01/01/11                                         195        209
Hamilton County, Sisters of Charity Health Care
  System, Inc., Series 1992 A,
  6.250% 05/15/14                                          500        525
Merida Health System, Series 1991,
  7.000% 08/15/23                                          500        528
Montgomery County, St. Elizabeth Medical Center,
  Series B-1,
  8.100% 07/01/18                                          500        577
Stark County, Doctor's Hospital, Inc.,
  Series 1993,
  6.000% 04/01/24                                        1,500      1,576
State Water Development Authority,
  Series 1990 I,
  6.000% 12/01/16                                        1,000      1,026
Virgin Islands Public Finance Authority,
  Series 1992 A,
  7.000% 10/01/02                                          125        132
                                                                  -------
                                                                    6,406
                                                                  -------

-------------------------------------------------------------------------
OTHER REVENUE - 0.4%
RETAIL - 0.4%
Lake County, North Madison Properties,
  Series 1993:
  8.069% 09/01/01                                          115        118
  8.819% 09/01/11                                          200        216
                                                                  -------
                                                                      334
                                                                  -------

-------------------------------------------------------------------------
TAX-BACKED - 34.6%
LOCAL GENERAL OBLIGATIONS - 30.1%
Adams County:
  Human Services Building,
  7.250% 12/01/11                                          500        522
  Local School District, Series 1995,
  7.000% 12/01/15                                        3,000      3,383
Beavercreek Local School District, Series 1996,
  6.600% 12/01/15                                        2,500      2,737
Bellefontaine, Series I,
  7.050% 06/01/11                                          250        261
Brecksville-Broadview Heights School District,
  Series 1996,
  6.500% 12/01/16                                        1,750      1,823
Cleveland:
  5.750% 08/01/12                                          500        513
  5.750% 08/01/15                                        1,000      1,007
Crooksville, Exempted Village School District,
  7.375% 12/01/07                                           25         27
Cuyahoga County, Series 1993 A,
  (b) 10/01/12                                           1,000        482
Dublin, Series 1998 A,
  4.625% 12/01/18                                        1,000        824
Dublin City School District, Series 1997,
  (b) 12/01/11                                           1,650        841
Eastern School District, Brown & Highland Counties,
  Series 1995,
  6.250% 12/01/17                                        1,160      1,221
Fairborn, Library Improvement, Series 1991,
  7.200% 10/01/11                                        1,170      1,248
Gahanna-Jefferson City School District,
  Series 1993:
  (b) 12/01/10                                             840        456
  (b) 12/01/11                                             795        405
Hilliard School District, Series 1995 A,
  (b) 12/01/12                                           2,505      1,195
Kings County Local School District,
  Series 1995,
  7.5% 12/01/16                                          2,110      2,489
Massillon City School District, Series 1994,
  (b) 12/01/09                                           1,000        579
  (b) 12/01/11                                           1,000        510
Olmsted Falls School District, Series 1999,
  5.500% 12/01/03                                          400        391
Richland County, Series 1995,
  6.950% 12/01/11                                          275        301
Shaker Heights School District, Series 1990 A,
  7.100% 12/15/10                                          750        833
Southwest Licking Local School District,
  Series 1999,
  5.750% 12/01/16                                          400        399
Strongsville School District, Series 1996,
  6.500% 12/01/13                                        1,500      1,588
Tri-County North Local School District,
  8.125% 12/01/06                                           75         85
                                                                  -------
                                                                   24,120
                                                                  -------
SPECIAL PROPERTY TAX - 1.0%
Columbus Tax Increment Financing Revenue,
  Series 1999,
  4.875% 12/01/24                                        1,000        814
                                                                  -------
STATE APPROPRIATED - 3.0%
Commonwealth of Puerto Rico Public Building
  Authority, Series 1993 M,
  5.700% 07/01/16                                        2,500      2,432
                                                                  -------
STATE GENERAL OBLIGATIONS - 0.5%
State, Series 1992,
  6.100% 08/01/12                                          380        403
                                                                  -------

TRANSPORTATION - 4.6%
AIR TRANSPORTATION - 1.2%
Dayton, Emery Air Freight Facilities,
  Series 1993 F,
  6.050% 10/01/09                                        1,000        995
                                                                  -------
TOLL FACILITIES - 1.9%
State Turnpike Commission, Series 1998 B,
  4.500% 02/15/24                                        2,000      1,537
                                                                  -------
TRANSPORTATION - 1.5%
Cleveland-Cuyahoga County Port Authority,
  C & P Docks Project,
  6.000% 03/01/07                                          250        242
Toledo-Lucas County Port Authority,
  CSX Transportation, Inc., Series 1992,
  6.450% 12/15/21                                        1,000        959
                                                                  -------
                                                                    1,201
                                                                  -------

-------------------------------------------------------------------------
UTILITY - 17.5%
INDEPENDENT POWER PRODUCER - 1.2%
State Air Quality Development Authority,
  JMG Funding Ltd., Series 1994,
  6.450% 01/01/29                                        1,000      1,002
                                                                  -------
INVESTOR OWNED - 1.8%
Air Quality Development Authority,
  JMG Funding Project,
  5.625% 01/01/23                                        1,000        905
State Air Quality Development Authority,
  Toledo Edison Co., Series 1990 B,
  8.000% 05/15/19                                          500        512
                                                                  -------
                                                                    1,417
                                                                  -------
MUNICIPAL ELECTRIC - 2.1%
Cleveland,
  Cleveland Public Power Co.:
  Series 1994 A,
  (b) 11/15/13                                           2,000        891
  Series 1998 A,
  4.750% 07/01/24                                        1,000        793
                                                                  -------
                                                                    1,684
                                                                  -------
WATER & SEWER - 12.4%
Cleveland Waterworks Revenue, Series 1993 G,
  5.500% 01/01/21                                        3,000      2,816
Lakewood, Water & Sewer Systems Revenue,
  5.850% 07/01/20                                        2,405      2,376
State Water Development Authority, Water Control
  Loan Fund,
  5.500% 06/01/12                                        2,000      1,991
Toledo, Series 1996:
  6.250% 11/15/09 (c)                                    1,050      1,112
  6.250% 11/15/10                                        1,130      1,186
Warren, Series 1997,
  5.500% 11/01/15                                          500        488
                                                                  -------
                                                                    9,969
                                                                  -------
TOTAL MUNICIPAL BONDS (cost of $78,783)                            77,837
                                                                  -------

OPTIONS - 0.0%                                       CONTRACTS      VALUE
-------------------------------------------------------------------------
June 2000 Treasury Bond Put,
  Strike price 86, Expiration 06/16/00                     436    $   184
March 2000 Treasury Bond Call,
  Strike price 98, Expiration 03/17/00                     131          2
                                                                  -------
TOTAL OPTIONS (cost of $506)                                          186
                                                                  -------
TOTAL INVESTMENTS (cost of $79,289)(d)                             78,023
                                                                  -------

SHORT-TERM OBLIGATIONS - 3.0%                             PAR
-------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (d)
GA Richmond County Development Authority,
  Monsanto Co., Series 1998,
  3.300% 06/01/21                                       $1,700      1,700
TX Brazos Harbor Industrial Development Corp.,
  Monsanto Co., Series 1991,
  3.450% 03/01/21                                          700        700
                                                                  -------
TOTAL SHORT-TERM OBLIGATIONS                                        2,400
                                                                  -------
OTHER ASSETS & LIABILITIES, NET - (0.0)%                             (160)
-------------------------------------------------------------------------
NET ASSETS - 100%                                                 $80,263
                                                                  -------

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------
(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(b) Zero coupon bond.
(c) This security, or a portion thereof, is being used to collateralize open options contracts.
(d) Cost for federal income tax purposes is the same.
(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 2000.

             ACRONYM                           NAME
---------------------------------  -----------------------------
              IFRN                  Inverse Floating Rate Note

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
January 31, 2000
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $79,289)                      $78,023
                                                         -------
Short-term obligations                                     2,400
                                                         -------

                                                          80,423
Receivable for:
  Interest                                     $947
  Investments sold                               60
  Fund shares sold                                7
Other                                            92        1,106
                                               ----      -------
  Total assets                                            81,529

LIABILITIES
Payable for:
  Investments purchased                         796
  Fund shares repurchased                       308
  Distributions                                 107
Accrued:
  Management fee                                 34
  Transfer agent fee                              9
  Bookkeeping fee                                 3
  Deferred Trustees fees                          4
Other                                             5
                                               ----
  Total liabilities                                        1,266
                                                         -------
Net Assets                                               $80,263
                                                         -------
Net asset value & redemption price per share --
  Class A ($48,346/7,122)                                $  6.79(a)
                                                         -------
Maximum offering price per share --
  Class A ($6.79/0.9525)                                 $  7.13(b)
                                                         -------
Net asset value & offering price per
  share -- Class B ($31,584/4,653)                       $  6.79(a)
                                                         -------
Net asset value & offering price per
  share -- Class C ($333/49)                             $  6.79(a)
                                                         -------

COMPOSITION OF NET ASSETS
Capital paid in                                          $84,447
Overdistributed net investment income                       (150)
Accumulated net realized loss                             (2,768)
Net unrealized depreciation                               (1,266)
                                                         -------

                                                         $80,263
                                                         -------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
(c) Rounds to less than one.

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended January 31, 2000
(In thousands)


INVESTMENT INCOME
Interest                                                       $   5,143

EXPENSES
Management fee                                       $    466
Service fee                                               146
Distribution fee -- Class B                               280
Distribution fee -- Class C                                 3
Transfer agent                                            153
Bookkeeping fee                                            42
Trustees fee                                               11
Custodian fee                                               2
Audit fee                                                  18
Legal fee                                                   6
Registration fee                                           19
Reports to shareholders                                    12
Other                                                       9
                                                     --------
                                                        1,167
Fees waived by the Distributor -- Class C                  (1)
Custodian credits earned                                   (2)     1,164
                                                     --------  ---------
    Net Investment Income                                          3,979
                                                               ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                          (1,383)
  Closed futures contracts                                132
                                                     --------
    Net Realized Loss                                             (1,251)
Net change in unrealized appreciation/
  depreciation during the period on:
  Investments                                          (9,729)
  Open futures contracts                                    6
                                                     --------
Net Change in Unrealized Appreciation/Depreciation                (9,723)
                                                               ---------
Net Loss                                                         (10,974)
                                                               ---------

Decrease in Net Assets from Operations                         $  (6,995)
                                                               =========

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(In thousands)

                                                       YEARS ENDED JANUARY 31,
                                                      -------------------------
INCREASE (DECREASE) IN NET ASSETS                        2000         1999
-------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                 $   3,979    $   4,395
Net realized gain (loss)                                 (1,251)       2,837
Net change in unrealized appreciation/(depreciation)     (9,723)      (1,198)
                                                      ---------    ---------
    Net Increase (Decrease) from Operations              (6,995)       6,034
DISTRIBUTIONS:
From net investment income -- Class A                    (2,529)      (2,762)
In excess of net investment income -- Class A               (18)        (102)
From net realized gains -- Class A                         --         (1,290)
In excess of net realized gains -- Class A                  (36)        (167)
From net investment income -- Class B                    (1,436)      (1,666)
In excess of net investment income -- Class B               (10)         (61)
From net realized gains -- Class B                         --           (919)
In excess of net realized gains -- Class B                  (24)        (119)
From net investment income -- Class C                       (14)         (12)
In excess of net investment income -- Class C               (a)          (a)
From net realized gains -- Class C                         --             (8)
In excess of net realized gains -- Class C                  (a)           (1)
                                                      ---------    ---------
                                                        (11,062)      (1,073)
                                                      ---------    ---------
FUND SHARE TRANSACTIONS:
Receipts for shares sold -- Class A                       1,963        2,032
Value of distributions reinvested -- Class A              1,475        2,783
Cost of shares repurchased -- Class A                    (9,294)      (6,277)
                                                      ---------    ---------
                                                         (5,856)      (1,462)
                                                      ---------    ---------
Receipts for shares sold -- Class B                       2,303        2,547
Value of distributions reinvested -- Class B                929        1,866
Cost of shares repurchased -- Class B                    (9,858)      (7,623)
                                                      ---------    ---------
                                                         (6,626)       3,210)
                                                      ---------    ---------
Receipts for shares sold -- Class C                         100          236
Value of distributions reinvested -- Class C                 14           14
Cost of shares repurchased -- Class C                      (119)         (a)
                                                      ---------    ---------
                                                             (5)         250
                                                      ---------    ---------
    Net Decrease from Fund Share Transactions           (12,487)      (4,422)
                                                      ---------    ---------
    Total Decrease                                      (23,549)      (5,495)
NET ASSETS
Beginning of period                                     103,812      109,307
                                                      ---------    ---------
End of period (net of overdistributed net
  investment income of $150 and
  $121, respectively)                                 $  80,263    $ 103,812
                                                      =========    =========
NUMBER OF FUND SHARES
Sold -- Class A                                             273          265
Issued for distributions reinvested -- Class A              204          365
Repurchased -- Class A                                   (1,302)        (819)
                                                      ---------    ---------
                                                           (825)        (189)
                                                      ---------    ---------
Sold -- Class B                                             323          333
Issued for distributions reinvested -- Class B              128          245
Repurchased -- Class B                                   (1,377)        (997)
                                                      ---------    ---------
                                                           (926)        (419)
                                                      ---------    ---------
Sold -- Class C                                              13           31
Issued for distributions reinvested -- Class C                2            2
Repurchased -- Class C                                      (16)         (a)
                                                      ---------    ---------
                                                             (1)          33
                                                      ---------    ---------

(a) Rounds to less than one.

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
January 31, 2000

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Colonial Ohio Tax-Exempt Fund (the Fund), a series of Liberty Funds Trust V (formerly Colonial Trust V), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal and Ohio state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares as follows:

        Original purchase         Converts to Class A shares
        -----------------         --------------------------
Less than $250,000                          8 years
$250,000 to less than $500,000              4 years
$500,000 to less than $1,000,000            3 years

Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

       Average Net Assets               Annual Fee Rate
       ------------------               ---------------
        First $2 billion                     0.50%
        Over $2 billion                      0.45%

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 2000, the Transfer Agent fee was changed to a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. During the year ended January 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $7,296 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $138,666, $72,480 and $206 on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive, until further notice, a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

         Valuation of shares                   Annual
      outstanding on the 20th of                Fee
     each month which were issued               Rate
     ----------------------------               ----

  Prior to November 30, 1994                   0.10%
  On or after December 1, 1994                 0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $2,323 of custodian fees were reduced by balance credits applied during the year ended January 31, 2000. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
During the year ended January 31, 2000, purchases and sales of investments, other than short-term obligations were $10,661,764 and $25,599,906, respectively.

Unrealized appreciation (depreciation) at January 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was approximately:

  Gross unrealized appreciation                                $ 1,650,000
  Gross unrealized depreciation                                 (2,916,000)
                                                              ------------
    Net unrealized depreciation                               $ (1,266,000)
                                                              ============

CAPITAL LOSS CARRYFORWARDS
At January 31, 2000, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

             Year of                     Capital loss
           expiration                    carryforward
           ----------                    ------------
              2008                        $1,577,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER
There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 2000.

--------------------------------------------------------------------------------
FINANICAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                   YEAR ENDED JANUARY 31, 2000
                                                          ---------------------------------------
                                                          CLASS A         CLASS B         CLASS C
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 7.650         $ 7.650         $7.650
                                                          -------         -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                   0.330           0.276          0.297(
Net realized and unrealized loss                           (0.852)         (0.852)        (0.852)
                                                          -------         -------         ------
    Total from Investment Operations                       (0.522)         (0.576)        (0.555)
                                                          -------         -------         ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                 (0.331)         (0.277)        (0.298)
In excess of net investment income                         (0.002)         (0.002)        (0.002)
In excess of net realized gains                            (0.005)         (0.005)        (0.005)
                                                          -------         -------         ------
    Total Distributions Declared to Shareholders           (0.338)         (0.284)        (0.305)
                                                          -------         -------         ------
NET ASSET VALUE, END OF PERIOD                            $ 6.790         $ 6.790         $6.790
                                                          =======         =======         ======
Total return (c)                                            (6.96)%         (7.66)%        (7.38)%(d)
                                                          =======         =======         ======

RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                0.95%           1.70%          1.40%(a)
Net investment income (e)                                   4.60%           3.85%          4.15%(a)
Portfolio turnover                                            11%             11%            11%
Net assets at end of period (000)                         $48,346         $31,584         $  333

(a) Net of fees waived by the Distributor which amounted to $0.022 per share and 0.30%.
(b) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

-------------------------------------------------------------------------------
2000 FEDERAL TAX INFORMATION (UNAUDITED)

Approximately 98% of all distributions will be treated as exempt income for federal income tax purposes.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANICAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:


                                                                        YEARS ENDED JANUARY 31
                                              -----------------------------------------------------------------------
                                                      1999                                     1998
                                              -------------------------------     -----------------------------------
                                              CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C (b)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 7.720     $ 7.720     $ 7.720     $ 7.340     $ 7.340     $ 7.610
                                              -------     -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                       0.350       0.291       0.314(c)    0.362       0.306       0.162(d)
Net realized and unrealized gain                0.128       0.128       0.128       0.394       0.394       0.124
                                              -------     -------     -------     -------     -------     -------
    Total from Investment
      Operations                                0.478       0.419       0.442       0.756       0.700       0.286
                                              -------     -------     -------     -------     -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                     (0.349)     (0.292)     (0.314)     (0.365)     (0.309)     (0.165)
In excess of net investment
  income                                       (0.013)     (0.011)     (0.012)       --          --          --
From net realized gains                        (0.165)     (0.165)     (0.165)     (0.011)     (0.011)     (0.011)
In excess of net realized gains                (0.021)     (0.021)     (0.021)       --          --          --
                                              -------     -------     -------     -------     -------     -------
    Total Distributions Declared
      to Shareholders                          (0.548)     (0.489)     (0.512)     (0.376)     (0.320)     (0.176)
                                              -------     -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                $ 7.650     $ 7.650     $ 7.650     $ 7.720     $ 7.720     $ 7.720
                                              =======     =======     =======     =======     =======     =======
Total return (e)(f)                             6.44%       5.62%       5.95%      10.58%       9.76%       3.81%(g)
                                              =======     =======     =======     =======     =======     =======

RATIOS TO AVERAGE NET ASSETS
Expenses (h)                                    0.90%       1.65%       1.35%(c)    0.89%       1.64%       1.34%(d)(i)
Net investment income (h)                       4.51%       3.76%       4.06%(c)    4.85%       4.10%       4.21%(d)(i)
Fees and expenses waived or
  borne by the Advisor (h)                      0.02%       0.02%       0.02%       0.05%       0.05%       0.07%(i)
Portfolio turnover                                30%         30%         30%         27%         27%         27%
Net assets at end of period (000)             $60,783     $42,651     $   378     $62,844     $46,330     $   133

(a) Net of fees and expenses waived
    or borne by the Advisor which
    amounted to:                              $ 0.001     $ 0.001     $ 0.001     $ 0.004     $ 0.004     $ 0.005
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $0.023 per share and 0.30%.
(d) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30% annualized.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.

--------------------------------------------------------------------------------
FINANICAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:



                                                                             YEARS ENDED JANUARY 31
                                                      ------------------------------------------------------------
                                                                  1997                           1996
                                                      -----------------------------    ---------------------------
                                                          CLASS A        CLASS B        CLASS A         CLASS B
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     7.510     $     7.510     $     6.930     $     6.930
                                                       -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                    0.372           0.318           0.375           0.321
Net realized and unrealized gain (loss)                     (0.179)         (0.179)          0.585           0.585
                                                       -----------     -----------     -----------     -----------
    Total from Investment Operations                         0.193           0.139           0.960           0.906
                                                       -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                  (0.363)         (0.309)         (0.380)         (0.326)
                                                       -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD                         $     7.340     $     7.340     $     7.510     $     7.510
                                                       ===========     ===========     ===========     ===========
Total return (b)(c)                                          2.75%           1.98%          14.18%          13.34%
                                                       ===========     ===========     ===========     ===========
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                                 0.88%           1.63%           0.85%           1.60%
Net investment income (d)                                    5.09%           4.34%           5.19%           4.44%
Fees and expenses waived or borne by the Advisor (d)         0.04%           0.04%           0.11%           0.11%
Portfolio turnover                                             31%             31%             31%             31%
Net assets at end of period (000)                      $    65,190     $    49,474     $    74,383     $    56,160

(a) Net of fees and expenses waived or borne by
    the Advisor which amounted to:                     $     0.003     $     0.003     $     0.008     $     0.008
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year's ratios are net of benefits received, if any.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
COLONIAL OHIO TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Ohio Tax-Exempt Fund (the "Fund") (a series of Liberty Funds Trust V) (formerly Colonial Trust V) at January 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 10, 2000

TRUSTEES & TRANSFER AGENT

--------------------------------------------------------------------------------
TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)
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IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Ohio Tax-Exempt Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Ohio Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

ANNUAL REPORT:
COLONIAL OHIO TAX-EXEMPT FUND

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Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.

L I B E R T Y
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                F U N D S

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ALL-STAR     INSTITUTIONAL MONEY MANAGEMENT APPROACH FOR INDIVIDUAL INVESTORS.

COLONIAL     FIXED INCOME AND VALUE STYLE EQUITY INVESTING.

CRABBE       A CONTRARIAN APPROACH TO FIXED INCOME AND EQUITY INVESTING.
HUSON

NEWPORT      A LEADER IN INTERNATIONAL INVESTING.(SM)

STEIN ROE    SOLUTIONS FOR GROWTH AND INCOME INVESTING.
ADVISOR

KEYPORT      A LEADING PROVIDER OF INNOVATIVE ANNUITY PRODUCTS.
[graphic omitted]
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Liberty's mutual funds are offered by prospectus through Liberty Funds
Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

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COLONIAL OHIO TAX-EXEMPT FUND ANNUAL REPORT
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[logo] L I B E R T Y
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                F U N D S

ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR


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